Loans, Loans Held For Sale, Notes and Certificates and Loan Servicing Rights - Past Due Financing Receivables (Details) (10K) - Loans At Fair Value [Member] - LendingClub Corp [Member] $ in Thousands	Dec. 31, 2016 USD ($) Integer	Dec. 31, 2015 USD ($) Integer
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Outstanding principal balance, past 90 days	$ 45,718	$ 30,094
Outstanding principal balance, non-accrual	5,055	4,513
Net fair value adjustments, past 90 days	(40,183)	(25,312)
Net fair value adjustments, non-accural	(4,392)	(3,722)
Fair value, past 90 days	5,535	4,782
Fair value, non-accural	$ 663	$ 791
Number of loans (not in thousands), past 90 days | Integer	4,041	2,606
Number of loans (not in thousands), non-accrual | Integer	483	382